Exhibit 99.1

Press Release – For Immediate Release

April 18, 2012

Penns Woods Bancorp, Inc. Reports First Quarter 2012 Operating Earnings

Williamsport, PA — April 18, 2012 - Penns Woods Bancorp, Inc. (NASDAQ:PWOD)

Highlights

•                  Net income from core operations (“operating earnings”), which is a non-GAAP measure of net income excluding net securities gains and losses and bank owned life insurance gains of death benefit, increased to $3,191,000 for the three months ended March 31, 2012 compared to $2,770,000 for the same period of 2011.

•                  Operating earnings per share for the three months ended March 31, 2012 were $0.83 basic and dilutive compared to $0.72 basic and dilutive for the same period of 2011, an increase of 15.3%.

•                  Return on average assets was 1.91% for the three months ended March 31, 2012 compared to 1.65% for the corresponding period of 2011.

•                  Return on average equity was 17.39% for the three months ended March 31, 2012 compared to 16.62% for the corresponding period of 2011.

“Our focus on building core deposits, loan growth, and managing credit risk is being rewarded through increases in net income and related return metrics of earnings per share, return on equity, and return on assets.  While we have successfully been negotiating the challenges presented by the economy and credit cycle, we must and will remain focused on the challenges that lie ahead,” said Richard A. Grafmyre, CFP®, President and CEO.

A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share, described in the highlights, to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three months ended March 31, 2012 was $3,689,000 compared to $2,853,000 for the same period of 2011.  Results for the three months ended March 31, 2012 compared to 2011 were impacted by an increase in after-tax securities gains of $306,000 (from a gain of $83,000 to a gain of $389,000).  In addition, a gain of $109,000 on death benefit related to bank owned life insurance was recorded during the three months ended March 31, 2012.  Basic and dilutive earnings per share for the three months ended March 31, 2012 were $0.96 compared to $0.74 for the corresponding period of 2011.  Return on average assets and return on average equity were 1.91% and 17.39% for the three months ended March 31, 2012 compared to 1.65% and 16.62% for the corresponding period of 2011.

Net Interest Margin

The net interest margin for the three months ended March 31, 2012 was 4.72% compared to 4.89% for the corresponding period of 2011.  While the net interest margin has decreased year over year, net interest income on a fully taxable equivalent basis has increased $743,000 to $8,498,000 for the three months ended March 31, 2012 compared to the corresponding period of 2011.  Driving this increase is the continued emphasis on core deposit growth.  These deposits represent a lower cost funding source than time deposits and comprise 71.5% of total deposits at March 31, 2012 compared to 64.9% at March 31, 2011.  The average rate paid on total interest-bearing deposits decreased 33 basis points (bp) for the three months ended March 31, 2012 compared to the same period of 2011.  The decrease was led by the rate paid on time deposits decreasing 37 bp for the three months ended March 31, 2012 compared to the same period of 2011.  The duration of the time deposit portfolio, which was shortened over the past several years, is now being slowly lengthened due to the apparent bottoming or near bottoming of deposit rates.  FHLB long-term borrowings have been reduced by $10,500,000 since March 31, 2011 as borrowings carrying an average rate of 4.60% matured during the three months ended December 31, 2011.

“The current interest rate environment provides challenges to the net interest margin.  We have been able to reduce the rates being paid on interest-bearing liabilities; however, earning asset yields have also been decreasing.  Over the past few years we have been shortening the bond portfolio duration by utilizing shorter term corporate and agency bonds to offset the relatively longer duration of municipal bonds in the portfolio.  While this action has limited current earnings due to the low rates on the short end of the interest rate curve, it also limits interest rate risk and will provide cash flow over the next few years as we anticipate a period of increasing rates.  Downward pressure on the yield on earning assets is occurring due to the inability to add new loans and investments to the balance sheet at comparable rates to the current portfolios.  Our focus on increasing core deposits has resulted in a decrease in the overall cost of interest-bearing liabilities which has limited the negative effects of a declining yield on earning assets,” commented President Grafmyre.

Assets

Total assets increased $99,777,000 to $793,114,000 at March 31, 2012 compared to March 31, 2011.  Net loans increased 7.5% to $435,832,000 at March 31, 2012 compared to March 31, 2011 as the economic environment has in general provided fewer loan opportunities over the past year.  Housing, transportation, and all other facets related to the Marcellus Shale natural gas exploration are creating loan opportunities and we are aggressively attempting to attract those loans that meet or exceed our credit standards.  During 2011 and 2012 successful loan campaigns were undertaken to build home equity loans and lines of credit.  The investment portfolio increased $63,903,000 from March 31, 2011 to March 31, 2012 due to a combination of market value increases and the purchase of short maturity bonds that have been utilized to reduce the portfolio duration and to provide current cash flow.

Non-performing Loans

Our non-performing loans to total loans ratio has decreased to 2.55% at March 31, 2012 from 3.13% at March 31, 2011.  The decrease in non-performing loans is primarily the result of a decrease in commercial loan delinquencies due to a partial charge-off during the second quarter of 2011.  The majority of non-performing loans are centered on several loans that either are in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Net loan charge-offs of $9,000 for the three months ended March 31, 2012 represented 0.01% of average loans for the three months ended March 31, 2012.  The allowance for loan losses was increased to 1.75% of total loans at March 31, 2012 from 1.61% at March 31, 2011 due to the general economic uncertainty that persists.

Deposits

Deposits have grown 17.6%, or $92,825,000, to $621,542,000 at March 31, 2012 compared to March 31, 2011, with core deposits (total deposits excluding time deposits) increasing $101,018,000, while higher cost time deposits decreased $8,193,000.  Noninterest-bearing deposits have increased 22.0% to $116,271,000 at March 31, 2012 compared to March 31, 2011.  Also playing a significant role in increasing core deposits was money market and NOW accounts with growth rates of 31.2% and 53.9%, respectively.  Driving this growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service.  We have also successfully implemented a targeted marketing campaign aimed at further strengthening our customer relationships, while also expanding our market penetration.

Shareholders’ Equity

Shareholders’ equity increased $16,281,000 to $85,279,000 at March 31, 2012 compared to March 31, 2011.  The accumulated other comprehensive gain of $1,699,000 at March 31, 2012 is a result of an increase in unrealized gains on available for sale securities from an unrealized loss of $6,005,000 at March 31, 2011 to an unrealized gain of $5,832,000 at March 31, 2012.  However, the amount of accumulated other comprehensive gain at March 31, 2012 was also impacted by the change in net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan resulting in an increase in the net loss of $1,720,000.  The current level of shareholders’ equity equates to a book value per share of $22.22 at March 31, 2012 compared to $17.99 at March 31, 2011 and an equity to asset ratio of 10.75% at March 31, 2012 compared to 9.95% at March 31, 2011.  Excluding accumulated other comprehensive gain/loss, book value per share was $21.78 at March 31, 2012 compared to $20.18 at March 31, 2011.  Dividends paid to shareholders were $0.47 for the three months ended March 31, 2012 compared to $0.46 for the three months ended March 31, 2011.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates thirteen branch offices providing financial services in Lycoming, Clinton, Centre, and Montour Counties.  Investment and insurance products are offered through the bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein:  (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: jssb@jssb.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.

CONSOLIDATED BALANCE SHEET

(UNAUDITED)

	March 31,
(In Thousands, Except Share Data)	2012	2011	% Change

ASSETS
Noninterest-bearing balances	$16,272	$10,950	48.6%
Interest-bearing deposits in other financial institutions	7,159	554	1192.2%
Total cash and cash equivalents	23,431	11,504	103.7%

Investment securities, available for sale, at fair value	284,778	220,877	28.9%
Investment securities held to maturity (fair value of $55 and $53)	55	53	3.8%
Loans held for sale	2,065	4,818	-57.1%
Loans	443,577	412,093	7.6%
Less: Allowance for loan losses	7,745	6,640	16.6%
Loans, net	435,832	405,453	7.5%
Premises and equipment, net	8,283	7,634	8.5%
Accrued interest receivable	4,100	3,638	12.7%
Bank-owned life insurance	15,973	15,640	2.1%
Investment in limited partnerships	3,379	4,040	-16.4%
Goodwill	3,032	3,032	0.0%
Deferred tax asset	6,416	11,554	-44.5%
Other assets	5,770	5,094	13.3%
TOTAL ASSETS	$793,114	$693,337	14.4%

LIABILITIES
Interest-bearing deposits	$505,271	$433,439	16.6%
Noninterest-bearing deposits	116,271	95,278	22.0%
Total deposits	621,542	528,717	17.6%

Short-term borrowings	14,768	15,636	-5.6%
Long-term borrowings, Federal Home Loan Bank (FHLB)	61,278	71,778	-14.6%
Accrued interest payable	506	694	-27.1%
Other liabilities	9,741	7,514	29.6%
TOTAL LIABILITIES	707,835	624,339	13.4%

SHAREHOLDERS’ EQUITY
Common stock, par value $8.33, 10,000,000 shares authorized; 4,018,068 and 4,016,233 shares issued	33,484	33,468	0.0%
Additional paid-in capital	18,127	18,078	0.3%
Retained earnings	38,279	32,180	19.0%
Accumulated other comprehensive gain (loss):
Net unrealized gain (loss) on available for sale securities	5,832	(6,005)	197.1%
Defined benefit plan	(4,133)	(2,413)	-71.3%
Less: Treasury stock at cost, 180,596 shares	(6,310)	(6,310)	0.0%
TOTAL SHAREHOLDERS’ EQUITY	85,279	68,998	23.6%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$793,114	$693,337	14.4%

PENNS WOODS BANCORP, INC.

CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Three Months Ended
	March 31,
(In Thousands, Except Per Share Data)	2012	2011	% Change

INTEREST AND DIVIDEND INCOME:
Loans including fees	$6,314	$6,288	0.4%
Investment securities:
Taxable	1,474	1,375	7.2%
Tax-exempt	1,405	1,267	10.9%
Dividend and other interest income	92	52	76.9%
TOTAL INTEREST AND DIVIDEND INCOME	9,285	8,982	3.4%

INTEREST EXPENSE:
Deposits	961	1,194	-19.5%
Short-term borrowings	34	57	-40.4%
Long-term borrowings, FHLB	620	734	-15.5%
TOTAL INTEREST EXPENSE	1,615	1,985	-18.6%

NET INTEREST INCOME	7,670	6,997	9.6%

PROVISION FOR LOAN LOSSES	600	600	0.0%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	7,070	6,397	10.5%

NON-INTEREST INCOME:
Service charges	447	503	-11.1%
Securities gains, net	589	125	371.2%
Bank-owned life insurance	268	174	54.0%
Gain on sale of loans	183	249	-26.5%
Insurance commissions	442	209	111.5%
Brokerage commissions	212	274	-22.6%
Other	622	411	51.3%
TOTAL NON-INTEREST INCOME	2,763	1,945	42.1%

NON-INTEREST EXPENSE:
Salaries and employee benefits	3,017	2,632	14.6%
Occupancy, net	328	348	-5.7%
Furniture and equipment	346	308	12.3%
Pennsylvania shares tax	169	172	-1.7%
Amortization of investments in limited partnerships	165	166	-0.6%
FDIC deposit insurance	123	187	-34.2%
Other	1,316	1,175	12.0%
TOTAL NON-INTEREST EXPENSE	5,464	4,988	9.5%

INCOME BEFORE INCOME TAX PROVISION	4,369	3,354	30.3%
INCOME TAX PROVISION	680	501	35.7%
NET INCOME	$3,689	$2,853	29.3%

EARNINGS PER SHARE - BASIC	$0.96	$0.74	29.7%

EARNINGS PER SHARE - DILUTED	$0.96	$0.74	29.7%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	3,837,204	3,835,295	0.0%

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	3,837,204	3,835,295	0.0%

DIVIDENDS PER SHARE	$0.47	$0.46	2.2%

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Three Months Ended
	March 31, 2012			March 31, 2011
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$21,591	$309	5.76%	$20,377	$308	6.13%
All other loans	422,098	6,110	5.82%	399,599	6,085	6.18%
Total loans	443,689	6,419	5.82%	419,976	6,393	6.17%

Taxable securities	147,200	1,566	4.26%	114,740	1,427	4.97%
Tax-exempt securities	130,590	2,128	6.52%	103,108	1,920	7.45%
Total securities	277,790	3,694	5.32%	217,848	3,347	6.15%

Interest-bearing deposits	2,037	—	0.00%	2,002	—	0.00%

Total interest-earning assets	723,516	10,113	5.61%	639,826	9,740	6.14%

Other assets	50,914			53,883

TOTAL ASSETS	$774,430			$693,709

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$73,628	11	0.06%	$66,510	35	0.21%
Super Now deposits	108,369	142	0.53%	69,177	83	0.49%
Money market deposits	127,387	205	0.65%	109,196	265	0.98%
Time deposits	177,083	603	1.37%	188,561	811	1.74%
Total interest-bearing deposits	486,467	961	0.79%	433,444	1,194	1.12%

Short-term borrowings	22,058	34	0.62%	19,207	57	1.20%
Long-term borrowings, FHLB	61,278	620	4.00%	71,778	734	4.09%
Total borrowings	83,336	654	3.11%	90,985	791	3.48%

Total interest-bearing liabilities	569,803	1,615	1.13%	524,429	1,985	1.53%

Demand deposits	108,081			91,473
Other liabilities	11,669			9,155
Shareholders’ equity	84,877			68,652

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$774,430			$693,709
Interest rate spread			4.48%			4.61%
Net interest income/margin		$8,498	4.72%		$7,755	4.89%

	For the Three Months Ended
	March 31,
	2012	2011

Total interest income	$9,285	$8,982
Total interest expense	1,615	1,985

Net interest income	7,670	6,997
Tax equivalent adjustment	828	758

Net interest income (fully taxable equivalent)	$8,498	$7,755

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011

Operating Data

Net income	$3,689	$3,395	$3,150	$2,964	$2,853
Net interest income	7,670	7,595	7,210	6,918	6,997
Provision for loan losses	600	900	600	600	600
Net security gains	589	479	8	9	125
Non-interest income, ex. net security gains	2,174	1,932	1,982	1,864	1,820
Non-interest expense	5,464	5,152	4,968	4,856	4,988

Performance Statistics

Net interest margin	4.72%	4.78%	4.55%	4.58%	4.86%
Annualized return on average assets	1.91%	1.80%	1.67%	1.64%	1.65%
Annualized return on average equity	17.39%	17.00%	16.49%	16.29%	16.62%
Annualized net loan charge-offs to avg loans	0.01%	0.09%	0.01%	1.41%	0.00%
Net charge-offs (recoveries)	9	101	8	1,477	(5)
Efficiency ratio	55.5%	54.1%	54.1%	55.3%	56.6%

Per Share Data

Basic earnings per share	$0.96	$0.88	$0.82	$0.78	$0.74
Diluted earnings per share	0.96	0.88	0.82	0.78	0.74
Dividend declared per share	0.47	0.46	0.46	0.46	0.46
Book value	22.22	20.97	20.48	19.27	17.99
Common stock price:
High	41.67	39.30	36.56	39.30	40.08
Low	36.20	32.01	31.07	33.33	35.46
Close	40.88	38.78	32.75	34.36	38.93
Weighted average common shares:
Basic	3,837	3,837	3,836	3,836	3,835
Fully Diluted	3,837	3,837	3,836	3,836	3,835
End-of-period common shares:
Issued	4,018	4,018	4,017	4,017	4,016
Treasury	181	181	181	181	181

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011

Financial Condition Data:
General
Total assets	$793,114	$763,953	$752,650	$744,986	$693,337
Loans, net	435,832	428,805	422,989	413,397	405,453
Intangibles	3,032	3,032	3,032	3,032	3,032
Total deposits	621,542	581,664	575,300	569,833	528,717
Noninterest-bearing	116,271	111,354	104,783	100,104	95,278

Savings	77,253	71,646	73,376	71,923	69,095
NOW	108,904	101,808	103,264	91,285	70,763
Money Market	141,830	124,335	122,896	129,004	108,104
Time Deposits	177,284	172,521	170,981	177,517	185,477
Total interest-bearing deposits	505,271	470,310	470,517	469,729	433,439

Core deposits*	444,258	409,143	404,319	392,316	343,240
Shareholders’ equity	85,279	80,460	78,572	73,906	68,998

Asset Quality

Non-performing assets	$11,308	$12,009	$14,344	$10,911	$12,900
Non-performing assets to total assets	1.43%	1.57%	1.91%	1.46%	1.86%
Allowance for loan losses	7,745	7,154	6,355	5,764	6,640
Allowance for loan losses to total loans	1.75%	1.64%	1.48%	1.38%	1.61%
Allowance for loan losses to non-performing loans	68.49%	59.57%	44.30%	52.83%	51.47%
Non-performing loans to total loans	2.55%	2.75%	3.34%	2.60%	3.13%

Capitalization

Shareholders’ equity to total assets	10.75%	10.53%	10.44%	9.92%	9.95%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and non-GAAP Financial Measures

	Three Months Ended
	March 31,
(Dollars in Thousands, Except Per Share Data)	2012	2011
GAAP net income	$3,689	$2,853
Less: net securities and bank-owned life insurance gains, net of tax	498	83
Non-GAAP operating earnings	$3,191	$2,770

	Three Months Ended
	March 31,
	2012	2011
Return on average assets (ROA)	1.91%	1.65%
Less: net securities and bank-owned life insurance gains, net of tax	0.26%	0.05%
Non-GAAP operating ROA	1.65%	1.60%

	Three Months Ended
	March 31,
	2012	2011
Return on average equity (ROE)	17.39%	16.62%
Less: net securities and bank-owned life insurance gains, net of tax	2.35%	0.48%
Non-GAAP operating ROE	15.04%	16.14%

	Three Months Ended
	March 31,
	2012	2011
Basic earnings per share (EPS)	$0.96	$0.74
Less: net securities and bank-owned life insurance gains, net of tax	0.13	0.02
Non-GAAP basic operating EPS	$0.83	$0.72

	Three Months Ended
	March 31,
	2012	2011
Dilutive EPS	$0.96	$0.74
Less: net securities and bank-owned life insurance gains, net of tax	0.13	0.02
Non-GAAP dilutive operating EPS	$0.83	$0.72